UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2017

SUNSET ISLAND GROUP
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-214643	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

555 NORTH EL CAMINO REAL #A418
SAN CLEMENTE, CA 92672

(Address of principal executive offices) (zip code)

(424) 239-6230

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events

On February 25, 2017, the Company began discussions to exclusively license and private label a breakfast product that has previously generated $20 million in sales. The product has been sold in over 3,000 stores including CostCo, WalMart, and Target. The Company is expecting to complete the license agreement within the next two weeks. Once the agreement is in place and a new label has been approved, the Company can begin selling the product into grocery stores and box stores throughout the United States.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunset Island Group

Dated: February 27, 2017	By:	/s/ Valerie Baugher
	Name:	Valerie Baugher
	Title:	President

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